UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):         December 21 2004




                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                       1-9318                  13-2670991
(State or other jurisdiction    (Commission File Number)        (IRS Employer
 of incorporation)                                           Identification No.)


One Franklin Parkway, San Mateo, California                             94403
 (Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (650) 312-3000


                 ----------------------------------------------
  (Former name or former address, if changed since last report): Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

RESTRICTED STOCK AWARDS
-----------------------

On December 15, 2004, the Compensation Committee of the Board of Directors (the "Compensation Committee") of Franklin Resources, Inc. (the "Company") approved restricted stock awards ("Award") granting common stock ("Stock") of the Company under the Company's 2002 Universal Stock Incentive Plan (the "2002 USIP") to certain of the Company's executive officers. Each of the following executive officers of the Company received the following number of shares of
Stock: Gregory E. Johnson: 15,625 shares; and Martin L. Flanagan: 15,625 shares.

The Company has entered into a Restricted Stock Award Agreement (the "RSA Agreement") with each of the executive officers listed above. Each Award awarded to such executive officers of the Company has an effective grant date of December 15, 2004, and shall vest upon the achievement of certain performance goals as described in the vesting schedule in the Notice of Restricted Stock Award ("Notice of Award"), and is subject to acceleration or forfeiture under certain events described in the RSA Agreement.

A copy of the 2002 USIP was filed as Exhibit 10.68 to the Company's Report on Form 10-Q for the quarterly period ended December 31, 2002. A copy of the form of the RSA Agreement and Notice of Award under the 2002 USIP is filed herewith as Exhibit 10.1. Each of the foregoing is incorporated herein by reference.

The following is a summary of the principal terms of the RSA Agreement and Notice of Award, which are qualified in their entirety by reference to Exhibit 10.1:

RESTRICTED STOCK AWARD.
-----------------------

The Company issues to participants, including the executive officers (the "Participant") shares of Stock as set forth in the Notice of Award, subject to the rights of and limitations on Participant as owner as set forth in the RSA Agreement. All shares of Stock issued are deemed to be issued to Participant as fully paid and non assessable shares, and Participant has all rights of a shareholder, including the right to vote, to receive dividends (including stock dividends), to participate in stock splits or other recapitalizations, and to exchange such shares in a merger, consolidation or other reorganization.

TRANSFER RESTRICTION. No Stock issued to Participant may be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by Participant prior to the date on which it becomes vested. Participant is not precluded from exchanging the Stock awarded pursuant to a cash or stock tender offer, merger, reorganization or consolidation. Any securities (including stock dividends and stock splits) received with respect to shares of Stock, which are not yet vested are subject to the RSA Agreement in the same manner and become fully vested at the same time as the Stock with respect to which such additional securities were issued.

VESTING. Participant's interest in the Stock awarded becomes vested and nonforfeitable in accordance with the vesting schedule in the Notice of Award so long as Participant maintains continuous status as an employee of the Company or a subsidiary of the Company. If Participant ceases to maintain continuous status as an employee of the Company or any of its subsidiaries for any reason other than death or disability, all shares of Stock to the extent not yet vested on the date Participant ceases to be a full-time employee are forfeited by Participant.

If Participant dies or in the event of termination of Participant's continuous status as an employee as a result of disability while a full-time employee of the Company or any of its subsidiaries, Participant's interest in all shares of Stock awarded become fully vested and nonforfeitable as of the date of death or termination of employment on account of such disability. Unless changed by the Board, "disability" means that the Participant ceases to be an employee on account of permanent and total disability as a result of which the Participant shall be eligible for payments under the Company's long term disability policy.

Subject to the Participant's continued employment with the Company and other limitations set forth in the Notice of Award, the RSA Agreement and the 2002 USIP, the Stock granted to the executive officers listed above shall vest in accordance with the following schedule:

ONE-THIRD VESTING
-----------------

5,209 Shares granted under the Award (the "First-Third Vesting Shares") shall vest with respect to the first fiscal year of the Company that occurs on or before the fiscal year ending on September 30, 2007 (the "2007 Fiscal Year") in which pre-tax operating income for such fiscal year is at least 15% greater than pre-tax operating income for the fiscal year of the Company ended on September 30, 2004 (the "2004 Fiscal Year").

TWO-THIRDS VESTING
------------------

5,208 Shares granted under the Award (the "Second-Third Vesting Shares") shall vest with respect to the first fiscal year of the Company that occurs on or before the 2007 Fiscal Year in which pre-tax operating income for such fiscal year is at least 32.25% greater than pre-tax operating income for the 2004 Fiscal Year. In the event the First-Third Vesting Shares have not previously vested, then a total of 10,417 Shares (consisting of the First-Third Vesting Shares and the Second-Third Vesting Shares) shall vest with respect to the first fiscal year of the Company that occurs on or before the 2007 Fiscal Year in which pre-tax operating income for such fiscal year is at least 32.25% greater than pre-tax operating income for the 2004 Fiscal Year.

100% VESTING
------------
The remaining 5,208 shares granted under the Award (the "Final-Third Vesting Shares") plus the First-Third Vesting Shares and the Second-Third Vesting Shares (if not already vested) shall vest upon the first fiscal year of the Company that occurs on or before the 2007 Fiscal Year in which pre-tax operating income for such fiscal year is at least 52.09% greater than pre-tax operating income for the 2004 Fiscal Year.

FORFEITURE
----------

If by the 2007 Fiscal Year, pre-tax operating income for any fiscal year between the 2004 Fiscal Year and the 2007 Fiscal Year has not been at least 15% greater than pre-tax operating income for the 2004 Fiscal Year, all of the Shares granted under the Award shall be forfeited back to the Company and none of the Shares shall vest. If by the 2007 Fiscal Year, pre-tax operating income for any fiscal year between the 2004 Fiscal Year and the 2007 Fiscal Year has been greater than 15% but has not been at least 32.25% greater than pre-tax operating income for the 2004 Fiscal Year, then the Second-Third Vesting Shares and the Final Third Vesting Shares shall be forfeited back to the Company. If by the 2007 Fiscal Year, pre-tax operating income for any fiscal year of the Company between the 2004 Fiscal Year and the 2007 Fiscal Year is not at least 52.09% greater than pre-tax operating income for the 2004 Fiscal Year, the Final-Third Vesting Shares shall be forfeited back to the Company.

TIME OF VESTING/FORFEITURE
--------------------------

The vesting, if any, of the Shares granted under the Award as a result of the achievement of the foregoing performance criteria will be effective on the later of (i) the December 15 that follows the end of the fiscal year during which the performance goal is achieved or (ii) ten (10) business days after the release of the annual financial statements included in the Company's Annual Report on Form 10-K for such fiscal year. The forfeiture of all or any of the Shares granted pursuant to this Award as a result of the failure to achieve any or all of the foregoing performance criteria will be effective on December 15, 2007 or ten
(10) business days after the release of the annual financial statements included in the Company's Annual Report on Form 10-K for the 2007 Fiscal Year.

DEFINITION OF PRE-TAX OPERATING INCOME
--------------------------------------

"Pre-tax operating income" with respect to any fiscal year is defined as total operating revenue less total operating expenses determined on a consolidated basis reported in the annual financial statements as "Operating Income" included in the Company's Annual Report on Form 10-K for such fiscal year.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

           (c)    Exhibits:

           EXHIBIT NO.          DESCRIPTION
           -----------          -----------

           10.1 Form of Restricted Stock Award Agreement and Notice of Restricted Stock Award under the Company's 2002 Universal Stock Incentive Plan

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FRANKLIN RESOURCES, INC.
                                    (Registrant)


Date: December 21, 2004             /S/ BARBARA J. GREEN
                                    ---------------------
                                    Barbara J. Green
                                    Vice President, Deputy General Counsel and
                                    Secretary

                                  EXHIBIT INDEX

           EXHIBIT NO.          DESCRIPTION
           -----------          -----------

           10.1 Form of Restricted Stock Award Agreement and Notice of Restricted Stock Award under the Company's 2002 Universal Stock Incentive Plan